UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  February 17, 2006

                              ____________________

                         Commission File Number 0-22935

                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)

       Registrant's telephone number, including area code: (214) 234-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry  into  a  Material  Definitive  Agreement

On February 17, 2005 a Unanimous Written Consent in Lieu of Special Meeting of the Board of Directors of Pegasus Solutions, Inc. was approved by the Board of Directors amending the Company's Executive Deferred Compensation Plan (the "DCP") to change the Company's Restoration Contribution (as defined in the DCP), effective January 1, 2006, to be equal to the Company's matching contribution for all employees under its 401(k) Plan.

Current officers participating in the DCP are Messrs. Davis, Floyd, Boles, and Ms. Conner. Messrs. Wells and Siegel are no longer employees of Pegasus but are entitled to benefits under the DCP.

Item  9.01     Financial  Statements  and  Exhibits.

     (d)     Exhibits

             Exhibit  Number          Description
             ---------------          -----------

                  99.1                Amendment Two to Pegasus Solutions, Inc.
                                      Executive  Deferred Compensation  Plan

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PEGASUS SOLUTIONS, INC.


February  22,  2006                                       /s/  SUSAN  K.  CONNER
                                                       -------------------------
                                                       Chief  Financial  Officer

                                  EXHIBIT INDEX

     Exhibit  Number          Description
     ---------------          -----------

          99.1                Amendment Two to Pegasus Solutions, Inc.
                              Executive  Deferred Compensation  Plan

EXHIBIT 99.1 AMENDMENT TWO TO PEGASUS SOLUTIONS, INC. EXECUTIVE DEFERRED COMPENSATION PLAN

                                AMENDMENT TWO TO
                             PEGASUS SOLUTIONS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


     WHEREAS, Pegasus Solutions, Inc., a Delaware corporation, (hereinafter referred to as the "Company") previously established the Pegasus Solutions, Inc. Executive Deferred Compensation Plan (Effective July 1, 2002) (the "Plan") for the benefit of a select group of its management and highly compensated Employees and their Beneficiaries; and

     WHEREAS, the Company desires to amend the Plan to revise the formula for the Company's Restoration Contribution to the Plan, effective January 1, 2006, to "mirror" the matching contribution under the Company's 401(k) Plan; and

     WHEREAS, the Company has reserved the right to amend the Plan from time to time.

     NOW, THEREFORE, the Company hereby amends the Plan as follows, effective on the dates set forth below:

     1. Effective January 1, 2006, the amount of the Employer's Restoration Contribution to the Plan for each payroll period will be equal to that percentage of Compensation which equals the actual matching contribution made to the Company's 401(k) Plan for the payroll period. Accordingly, Section 4.01(b) of the Plan is amended to provide as follows:

          "4.01

          (b) Restoration Contribution - As of each payroll period, the -------------------------Employer shall credit each Key Employee with a Restoration Contribution equal to the Participant's Compensation multiplied by the actual matching contribution percentage made to the Company's 401(k) Plan for the payroll period, reduced by the actual matching contribution made for the Participant under the 401(k) Plan for the payroll period, if any."

IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and on its behalf to be effective as provided herein.


                                                 COMPANY:


                                                 PEGASUS  SOLUTIONS,  INC.



                                                 By:_______________________